Consent of Independent Auditors
                        -------------------------------


We consent to the incorporation by reference in this Registration Statement of Indian Village Bancorp, Inc. on Form S-8 of our report dated July 23, 2002 on Indian Village Bancorp, Inc.'s consolidated financial statements appearing in the Annual Report on Form 10-KSB of Indian Village Bancorp, Inc. for the year ended June 30, 2002.



                                          /s/ Crowe, Chizek and Company LLP
                                          --------------------------------------
                                          Crowe, Chizek and Company LLP

Columbus, Ohio
January 30, 2003